UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1777 Sentry Parkway West,

Building 14, Suite 200,

Blue Bell, Pennsylvania 19422

(Address of principal executive offices, including Zip Code)

(215) 709-3040

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACHN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 24, 2020, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the pending acquisition (the “Merger”) of Achillion Pharmaceuticals, Inc. (“Achillion”) by Alexion Pharmaceuticals, Inc. (“Alexion”), pursuant to the Agreement and Plan of Merger, dated as of October 15, 2019, by and among Alexion, Achillion and Beagle Merger Sub, Inc., a wholly owned subsidiary of Alexion.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. On December 19, 2019, Achillion’s stockholders voted to adopt the Merger Agreement at a special meeting of stockholders held by Achillion. The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions. The Merger is expected to be consummated as soon as practicable.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that do not directly or exclusively relate to historical facts. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the possibility that the Merger will not close when expected, if at all. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found in the risks detailed in Achillion’s filings with the Securities and Exchange Commission (the “SEC”), including in its most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this document or in the definitive proxy statement filed with the SEC on November 21, 2019, as amended and supplemented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Achillion Pharmaceuticals, Inc.

By:	/s/ Brian Di Donato
Brian Di Donato
Senior Vice President and
Chief Financial Officer

Dated: January 24, 2020